                                                                    EXHIBIT 10.1

                                    WARRANT
                                      FOR
                            SHARES OF COMMON STOCK
                                      OF
                               FIELDWORKS, INC.


          For value received, _____________, an individual resident of the State of _________, or his successors or assigns ("Investor"), is entitled to subscribe for and purchase from Fieldworks, Inc., a Minnesota corporation (the "Company"), up to ____________________ (______) fully paid and nonassessable shares of the Company's common stock, or such greater of lesser number of such shares as may be determined by application of the anti-dilution provisions of this warrant, at the price of ____________ ($_____) per share, subject to adjustments as noted below (the warrant exercise price").

          This warrant may be exercised by Investor at any time or from time to time on or prior to ________, 19xx.

          This warrant is subject to the following provisions, terms and conditions:

          1. (a) The rights represented by this warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company at least twenty (20) days prior to the intended date of exercise and by the surrender of this warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by cash, certified check or bank draft of the purchase price for such shares. the shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the warrant exercise price. Certificates for the shares of stock so purchased, bearing the restrictive legend set forth at the end of this warrant, shall be delivered to the holder within fifteen (15) days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

               (b) In lieu of payment, the rights represented by this warrant may also be exercised by a written notice of exercise specifying that the Investor wishes to convert all of this warrant (the "Conversion Right") into that number of shares of the Company's common stock as follows: the number of shares of the Company's common stock equal to the quotient obtained by dividing
(x) the value of the shares subject to the warrant (determined by subtracting the aggregate warrant exercise price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of common stock issuable upon exercise of this warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Company common stock immediately prior to the exercise of the Conversion Right. For purposes of this section 1(b), the fair market value of a share of Company common stock as of a particular date (the "Determination Date") shall mean:

                    (i) If the Company's common stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the closing or last sale price, respectively, reported for the business day immediately preceding the Determination Date.

                   (ii) If the Company's common stock is not traded on an exchange or on the NASDAQ National Market System but is quoted on NASDAQ, then the mean of the closing bid and asked prices reported for the business day immediately preceding the Determination Date.

                  (iii) If the Company's common stock is not publicly traded, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

          2. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this warrant shall upon issuance, be duly authorized and issued, fully paid and nonassessable shares. The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this warrant.

          3. The warrant exercise price shall be subject to adjustment form time to time as hereinafter provided in this section 3.

               (a) If the Company at any time divides the outstanding shares of its common stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common stock are combined into a smaller number of shares, the warrant exercise price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

               (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the holder of this warrant shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the holder of this warrant if it had exercised this warrant and had received such shares of common stock prior to such reorganization, reclassification, consolidation, merger or sale. The company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder of this warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

               (c) Upon each adjustment of the warrant exercise price, the holder of this warrant shall thereafter be entitled to purchase, at the warrant exercise price resulting from such adjustment, the number of shares obtained by multiplying the warrant exercise price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant exercise price resulting from such adjustment.

               (d) Upon any adjustment of the warrant exercise price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               4. This warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

               5. The holder of this warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this warrant or transferring any shares of the Company's common stock issuable or issued upon the exercise of this warrant of the holder's intention to do so, describing briefly the manner of any proposed transfer of this warrant or such holder's intention as to the shares of common stock issuable upon the exercise hereof or the intended disposition to be made of shares of common stock upon such exercise. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company. If, in the opinion of such counsel, the proposed transfer of this warrant or disposition of shares may be effected without registration or qualification (under any federal or state law) of this warrant or the shares of common stock issuable or issued upon the exercise hereof, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to transfer this warrant, or to exercise this warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of common stock received upon the previous exercise of this warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend in substantially the form set forth at the end of this warrant respecting the foregoing restrictions on transfer and disposition may be endorsed on this warrant or the certificates for such shares.

               6. Subject to the provisions of section 5, this warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this warrant properly endorsed to any person or entity who represents in writing that he/it is acquiring the warrant for investment and without any view to the sale or other distribution thereof. Each holder of this warrant, by taking or holding the same, consents and agrees that the bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

               7. Neither this warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

               8. The Company further grants to Investor the registration rights, as provided in Exhibit A, with respect to the common stock purchased pursuant to the exercise of the rights contained herein.

IN WITNESS WHEREOF, the Company has caused this warrant to be signed and delivered by a duly authorized officer as of the ____ of _______, 19xx..

                                               FIELDWORKS, INC.

                                               By ______________________________
                                                     Gary J. Beeman, President

                            RESTRICTION ON TRANSFER

               The security evidenced hereby has not been registered under the Securities Act of 1933 or any state securities laws and may not be sold, transferred assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such act or laws covering such security or the Company receives an opinion of counsel for the holder of this security (concurred in by counsel for the Company) stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and all applicable state securities laws.

                             FORM OF SUBSCRIPTION
                             --------------------

        (To be executed only upon exercise (or conversion) of warrant)

               The undersigned registered holder of the within warrant hereby irrevocably elects to exercise the purchase right represented by such warrant for, and purchases thereunder, _______ shares of the Common Stock of FieldWorks, Inc. receivable upon such exercise and herewith makes payment of $_______ therefor in cash or by check or elects to exercise the Conversion Right provided for in such warrant with respect to _______ shares of the Common Stock subject thereto. The undersigned further requests that the certificates for such shares be issued in the name of and delivered to __________________, whose address is
______________________________________.


Dated:
                                     ___________________________________
                                     (Signature must conform in all respects to name of holder as specified on the face of this warrant)

                                     ____________________________________
                                     (Street Address)

                                     ____________________________________
                                     (City) (State) (Zip Code)

                              FORM OF ASSIGNMENT
                              ------------------

                (To be executed only upon transfer of warrant)

          For value received, the undersigned registered holder of the within warrant hereby sells, assigns and transfers unto _____________________________, whose address is ________________________________________, the right represented by such warrant to purchase _______ shares of the Common Stock of FieldWorks, Inc. to which such warrant relates, and appoints ____________________ Attorney to make such transfer on the books of _______________ maintained for such purpose, with full power of substitution in the premises.


Dated: ______________________


                                    __________________________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of this warrant)

                                    __________________________________________
                                    (Street Address)

                                    __________________________________________
                                    (City) (State) (Zip Code)



Signed in the presence of:

_______________________________

                                   EXHIBIT A

                        REGISTRATION RIGHTS PROVISIONS

1. Registration of Stock.
   ---------------------

     1.1  Definitions.
          ------------

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Company" shall mean FieldWorks, Inc., a Minnesota corporation.
           -------

          "Common Shares" shall mean the shares of Common Stock authorized by
           -------------
the Company's Restated Articles of Incorporation and any additional shares of Common Stock which may be authorized in the future by the Company, and any stock into which such Common Shares may hereafter be changed.

          "Registrable Securities" shall mean (i) the Common Stock issued upon
           ----------------------
conversion of the Warrant, issued to _______________, dated __________, 19xx, and (ii) any additional securities issued with respect to the above described securities upon any stock split, stock dividend, recapitalization or similar event, provided, however, that none of the above described securities shall be treated as Registrable Securities if (a) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (b) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale amended.

          "Securities Act" shall mean the Securities Act of 1933, as
           --------------
amended.

     1.2 Piggyback Registration.  Each time the Company shall determine to
         -----------------------
proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders (other than a registration statement on Form S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of Registrable Securities. Upon the written request of a record holder of any shares of Registrable Securities given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Common Shares of the Registrable Securities, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Common Shares to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration; provided further, however, that if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their Common Shares of the Registrable Securities and who bear all expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this Section shall be underwritten in whole or in part, the Company may require that the Common Shares requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Common Shares originally covered by requests for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Common Shares to be included in the underwritten public offering may be reduced in the following manner: the Common Shares held by directly by officers and directors of the Company (other than Registrable Securities) shall be excluded from such underwritten public offering to the extent required by the managing underwriter, and if a further reduction in the number of shares is required, such shares shall be selected pro rata among the holders thereof requesting inclusion in such registration. Those Common Shares which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

     1.3 Registration Procedures.  If and whenever the Company required by the
         -----------------------
provisions of Section 1.2 to effect the registration of shares of Registrable Securities under the Securities Act, the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

          (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

          (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (g) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Conversion Shares by such holder;

          (h) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (j) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (k) at the request of any such holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

     1.4  Expenses. With respect to each inclusion of Registrable Securities in
          --------
a registration statement pursuant to section 1.2, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling security holders in excess of $15,000, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

     1.5  Indemnification.
          ---------------

          (a) The Company will indemnify and hold harmless each holder of shares of Registrable Securities that are included in a registration statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such holder, such underwriter or such controlling person specifically for use in the preparation thereof.

          (b) Each holder of shares of Registrable Securities which are included in a registration pursuant to the provisions of this Section 1 will indemnify and hold harmless the Company, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation thereof.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          1.6  Stand-Off Agreement. Each holder of Registrable Securities
               -------------------
agrees, so long as such holder holds at least 1% of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's Common Shares that, upon request of the Company or the underwriters managing the underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Shares of the Company other than those included in the registration without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not exceeding 120 days) from the effective date of such registration as may be requested by the underwriters; provided, that all other holders of at least 1% of the Company's outstanding voting equity securities and all of the officers and directors of the Company who own stock of the Company also agree to such restrictions.